                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Eric P. Helm, and Dean E. Miller, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to 3,700,000 shares of Fluor common stock issuable under the Fluor Corporation 1999 Executive Performance Incentive Plan, and interests in such plan and to file such Registration Statements and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 15th day of March, 2000.



                                                 /s/ Don L. Blankenship
                                                 -------------------------------
                                                     Don L. Blankenship

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Eric P. Helm, and Dean E. Miller, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to 3,700,000 shares of Fluor common stock issuable under the Fluor Corporation 1999 Executive Performance Incentive Plan, and interests in such plan and to file such Registration Statements and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 14th day of March, 2000.


                                                 /s/ Carroll A. Campbell, Jr.
                                                 -------------------------------
                                                     Carroll A. Campbell, Jr.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Chairman of the Board, Chief Executive Officer and Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Eric P. Helm, and Dean E. Miller, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to 3,700,000 shares of Fluor common stock issuable under the Fluor Corporation 1999 Executive Performance Incentive Plan, and interests in such plan and to file such Registration Statements and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 13th day of March, 2000.


                                                  /s/ Philip J. Carroll
                                                  ------------------------------
                                                      Philip J. Carroll

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Eric P. Helm, and Dean E. Miller, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to 3,700,000 shares of Fluor common stock issuable under the Fluor Corporation 1999 Executive Performance Incentive Plan, and interests in such plan and to file such Registration Statements and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 13th day of March, 2000.


                                                 /s/ Peter J. Fluor
                                                 -------------------------------
                                                     Peter J. Fluor

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Eric P. Helm, and Dean E. Miller, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to 3,700,000 shares of Fluor common stock issuable under the Fluor Corporation 1999 Executive Performance Incentive Plan, and interests in such plan and to file such Registration Statements and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 15th day of March, 2000.


                                                 /s/ David P. Gardner
                                                 -------------------------------
                                                     David P. Gardner

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Eric P. Helm, and Dean E. Miller, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to 3,700,000 shares of Fluor common stock issuable under the Fluor Corporation 1999 Executive Performance Incentive Plan, and interests in such plan and to file such Registration Statements and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 13th day of March, 2000.


                                                /s/ Thomas L. Gossage
                                                --------------------------------
                                                    Thomas L. Gossage

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Eric P. Helm, and Dean E. Miller, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to 3,700,000 shares of Fluor common stock issuable under the Fluor Corporation 1999 Executive Performance Incentive Plan, and interests in such plan and to file such Registration Statements and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 13th day of March, 2000.


                                                  /s/ Bobby R. Inman
                                                  ------------------------------
                                                      Bobby R. Inman

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Eric P. Helm, and Dean E. Miller, and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to 3,700,000 shares of Fluor common stock issuable under the Fluor Corporation 1999 Executive Performance Incentive Plan, and interests in such plan and to file such Registration Statements and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as she might or could do in person, hereby ratifying and confirming as her own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed her signature as of the 13th day of March, 2000.


                                                 /s/ Vilma S. Martinez
                                                 -------------------------------
                                                     Vilma S. Martinez

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Executive Vice President and Chief Financial Officer of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Eric P. Helm, and Dean E. Miller, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to 3,700,000 shares of Fluor common stock issuable under the Fluor Corporation 1999 Executive Performance Incentive Plan, and interests in such plan and to file such Registration Statements and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 13th day of March, 2000.


                                               /s/ Ralph F. Hake
                                               ---------------------------------
                                                   Ralph F. Hake

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Eric P. Helm, and Dean E. Miller, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to 3,700,000 shares of Fluor common stock issuable under the Fluor Corporation 1999 Executive Performance Incentive Plan, and interests in such plan and to file such Registration Statements and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 13th day of March, 2000.


                                                /s/ Dean R. O'Hare
                                                --------------------------------
                                                    Dean R. O'Hare

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Vice President and Controller of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Eric P. Helm, and Dean E. Miller, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to 3,700,000 shares of Fluor common stock issuable under the Fluor Corporation 1999 Executive Performance Incentive Plan, and interests in such plan and to file such Registration Statements and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 14th day of March, 2000.


                                                /s/ Victor L. Prechtl
                                                --------------------------------
                                                    Victor L. Prechtl

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Eric P. Helm, and Dean E. Miller, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to 3,700,000 shares of Fluor common stock issuable under the Fluor Corporation 1999 Executive Performance Incentive Plan, and interests in such plan and to file such Registration Statements and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 15th day of March, 2000.


                                              /s/ Robin W. Renwick, KCMG
                                              ----------------------------------
                                                  Robin W. Renwick, KCMG

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Eric P. Helm, and Dean E. Miller, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to 3,700,000 shares of Fluor common stock issuable under the Fluor Corporation 1999 Executive Performance Incentive Plan, and interests in such plan and to file such Registration Statements and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 13th day of March, 2000.


                                                /s/ James O. Rollans
                                                --------------------------------
                                                    James O. Rollans

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Eric P. Helm, and Dean E. Miller, and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to 3,700,000 shares of Fluor common stock issuable under the Fluor Corporation 1999 Executive Performance Incentive Plan, and interests in such plan and to file such Registration Statements and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as she might or could do in person, hereby ratifying and confirming as her own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed her signature as of the 15th day of March, 2000.


                                                   /s/ Martha R. Seger
                                                   -----------------------------
                                                       Martha R. Seger

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Eric P. Helm, and Dean E. Miller, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to 3,700,000 shares of Fluor common stock issuable under the Fluor Corporation 1999 Executive Performance Incentive Plan, and interests in such plan and to file such Registration Statements and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 14th day of March, 2000.


                                                  /s/ James C. Stein
                                                  ------------------------------
                                                      James C. Stein